                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Intevac, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
       (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       -------------------------------------------------------------------------
       (2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
       (3) Filing Party:

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       (4) Date Filed:

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

                                 [INTEVAC LOGO]

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Intevac, Inc., a California corporation (the "Company") which will be held on May 15, 2001, at 9:00 a.m., local time, at the Company's headquarters, 3560 Bassett Street, Santa Clara, California 95054.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect five (5) directors of the Company; and (ii) to ratify the appointment of Grant Thornton LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by the Company's Transfer Agent no later than May 12, 2001. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 2000 Annual Report has been mailed concurrently herewith to all shareholders entitled to notice of and to vote at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting. Please notify Kathleen Sinclair at (408) 496-2877 if you plan to attend.

                                          Sincerely yours,

                                          /s/ AJIT RODE
                                          Ajit Rode
                                          Chief Executive Officer

Santa Clara, California
March 23, 2001

                                   IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                                 INTEVAC, INC.
                              3560 BASSETT STREET
                         SANTA CLARA, CALIFORNIA 95054
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2001
                            ------------------------

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Intevac, Inc., a California corporation (the "Company"), to be held on May 15, 2001 at 9:00 a.m., local time, at the Company's headquarters, 3560 Bassett Street, Santa Clara, California 95054, for the following purposes:

          1. To elect directors to serve for the ensuing year or until their respective successors are duly elected and qualified. The nominees are Norman H. Pond, Edward Durbin, Robert D. Hempstead, David N. Lambeth and H. Joseph Smead.

          2. To ratify the appointment of Grant Thornton LLP as independent accountants of the Company for the fiscal year ending December 31, 2001.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Only shareholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

     All shareholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

     We look forward to seeing you at the Annual Meeting. Please notify Kathleen Sinclair at (408) 496-2877 if you plan to attend.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ CHARLES B. EDDY III

                                       CHARLES B. EDDY III
                                       Vice President, Finance and
                                       Administration,
                                       Chief Financial Officer, Treasurer and
                                       Secretary

Santa Clara, California
March 23, 2001

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

                                PROXY STATEMENT
                            ------------------------

                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 INTEVAC, INC.
                            TO BE HELD MAY 15, 2001

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intevac, Inc., a California corporation (the "Company" or "Intevac"), of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 15, 2001, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record on March 16, 2001 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 9:00 a.m., local time, at the Company's headquarters, 3560 Bassett Street, Santa Clara, California 95054.

     It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to shareholders on or about April 3, 2001.

                                 VOTING RIGHTS

     The close of business on March 16, 2001 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 11,934,688 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 150 shareholders of record. The Company believes that approximately 2,000 beneficial owners hold shares through brokers, fiduciaries and nominees. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

     If any shareholder is unable to attend the Annual Meeting, such shareholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors (the "Board of Directors" or the "Board"), and, when the proxy card is returned properly completed, it will be voted as directed by the shareholder on the proxy card. Shareholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1 and 2 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

     The five director nominees receiving the highest number of affirmative votes will be elected. Votes against a nominee, abstentions and brokers non-votes will have no effect on the election of directors. Approval of Proposal 2 requires (i) the affirmative vote of a majority of those shares present and voting, and (ii) the affirmative vote of the majority of the required quorum. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum in the case of Proposal 2. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

                            REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                            SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL SHAREHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Shareholders and until a successor for each such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the five nominees named below unless authority to vote for any such nominee is withheld. All five nominees are currently directors of the Company, and all were elected to the Board by the shareholders at the last annual meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any other person who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the nominees named below. The five candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than five nominees.

                                    NOMINEES

     Set forth below is information regarding the nominees to the Board of Directors.

                           NAME                                 POSITION(S) WITH THE COMPANY        AGE
                           ----                                 ----------------------------        ---
Norman H. Pond.............................................  Chairman of the Board                  62
Edward Durbin(1)...........................................  Director                               73
Robert D. Hempstead........................................  Director                               57
David N. Lambeth(1)(2).....................................  Director                               53
H. Joseph Smead(2).........................................  Director                               75

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

           BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

     Mr. Pond is a founder of Intevac and has served as Chairman of the Board since February 1991. Mr. Pond served as President and Chief Executive Officer from February 1991 until July 2000. Before joining Intevac, from 1988 to 1990, Mr. Pond served as President and Chief Operating Officer of Varian Associates, Inc., a publicly held manufacturer of semiconductor, communication, defense and medical products where he was responsible for overall management of Varian's operations. From 1984 to 1988, Mr. Pond was President of

Varian's Electron Device and Systems Group and became a Director of Varian in 1986. Prior to joining Varian, Mr. Pond was employed by Teledyne from 1963 to 1984 where he served in various positions, including as Group Executive. Mr. Pond holds a BS in physics from the University of Missouri at Rolla and a MS in physics from the University of California at Los Angeles.

     Mr. Durbin has served as a Director of Intevac since February 1991. Mr. Durbin joined Kaiser Aerospace and Electronics Corporation, a privately held manufacturer of electronic and electro-optical systems in 1975 and served as Vice Chairman with responsibility for marketing and business development until January 2001. Mr. Durbin holds a BS in electrical engineering from The Cooper Union and a MS in electrical engineering from the Polytechnic Institute of Brooklyn.

     Dr. Hempstead has served as a Director of Intevac since March 1997 and served as Chief Operating Officer of Intevac from April 1996 through June 1999. Before joining Intevac, Dr. Hempstead served as Executive Vice President of Censtor Corp., a manufacturer of computer disk drive heads and disks, from November 1994 to February 1996. He was a self-employed consultant from 1989 to November 1994. Dr. Hempstead is currently Chief Technology Officer at Veeco Instruments. Dr. Hempstead holds a BS and MS in electrical engineering from Massachusetts Institute of Technology and a Ph.D. in physics from the University of Illinois.

     Dr. Lambeth has served as a Director of Intevac since May 1996. Dr. Lambeth has been Professor of both Electrical and Computer Engineering and Material Science Engineering at Carnegie Mellon University since 1989. Dr. Lambeth was Associate Director of the Data Storage Systems at Carnegie Mellon University from 1989 to 1999. Since 1988, Dr. Lambeth has been the owner of Lambeth Systems, an engineering consulting and research firm. From 1973 to 1988, Dr. Lambeth worked at Eastman Kodak Company's Research Laboratories, most recently as the head of the Magnetic Materials Laboratory. Dr. Lambeth holds a BS in electrical engineering from the University of Missouri and a Ph.D. in physics from the Massachusetts Institute of Technology.

     Dr. Smead has served as a Director of Intevac since February 1991. Dr. Smead joined Kaiser Aerospace and Electronics Corporation in 1974 and served as Kaiser's President from 1974 until October 1, 1997. Dr. Smead served as President and Chairman of the Board of Directors of K Systems, Inc., Kaiser's parent company, from 1977 until October 1, 1997. Dr. Smead served as Chairman of the Board of Directors of Kaiser until December 31, 1999. Dr. Smead resigned as a director of Kaiser and its subsidiaries on December 1, 2000. Dr. Smead holds a BS in electrical engineering from the University of Colorado, a MS in electrical engineering from the University of Washington and a Ph.D. in electrical engineering from Purdue University.

                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors held four (4) meetings during fiscal 2000. All members of the Board of Directors during fiscal 2000 attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and the total number of meetings held by all committees of the Board on which each such director served. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board of Directors held five (5) meetings during fiscal 2000. The Audit Committee, which during 2000 was comprised of Mr. Durbin and Dr. Lambeth, recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system and its system of internal controls.

     The Compensation Committee of the Board of Directors held two (2) meeting during fiscal 2000. The Compensation Committee, which during 2000 was comprised of Dr. Lambeth and Dr. Smead, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock plans.

                             DIRECTOR COMPENSATION

     Directors of the Company do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors. However, the directors are eligible to receive periodic option grants under the Discretionary Option Grant Programs in effect under the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Under the Discretionary Option Grant Program, all directors are eligible to receive option grants, when and as determined by the Board of Directors. Mr. Durbin, Dr. Hempstead, Dr. Lambeth and Dr. Smead each received option grants of 5,000 shares under the Discretionary Option Grant Program during the 2000 fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF ALL OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                                PROPOSAL NO. 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Grant Thornton LP as the Company's independent public accountants for the fiscal year ended December 31, 2001. Grant Thornton LLP began auditing the Company's financial statements in 2000. Its representatives are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

CHANGE IN INDEPENDENT PUBLIC AUDITOR

     In June 2000, Intevac dismissed Ernst & Young LLP as the Company's independent accountants and engaged Grant Thornton LLP as its new independent accountant. The Audit Committee of Intevac's Board of Directors participated in and approved the decision to change independent accountants on June 5, 2000.

     The reports of Ernst & Young LLP on the financial statements of the Company for the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Intevac had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for the fiscal years ended December 31, 1999 and December 31, 1998.

     During the fiscal years ended December 31, 1999 and December 31, 1998, and the subsequent interim period ended June 7, 2000, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING 2000

  Audit Fees:

     Audit fees billed to the Company by Grant Thornton LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $135,000. The Company also paid Grant Thornton's predecessor accountant, Ernst & Young LLP $8,000 for their review of financial statements included in the Company's quarterly reports on Form 10-Q.

  Financial Information Systems Design and Implementation Fees:

     The Company did not engage either Grant Thornton LLP or Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

  All Other Fees:

     Fees billed to the Company during the Company 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $105,000.

     Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent public accountant is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Grant Thornton LLP as the Company's independent public accountants for the year ended December 31, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as the negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2001 by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of its outstanding Common Stock based upon a review of 13G filings made with the Securities and Exchange Commission during 2000, (ii) each director of the Company and each nominee for director, (iii) the Chairman of the Board and each of the three other executive officers of the Company serving as such as of the end of the last fiscal year whose compensation for such year was in excess of $100,000, and (iv) all executive officers and directors of the Company as a group.

                                                                     AMOUNT AND NATURE OF
                                                                    BENEFICIAL OWNERSHIP(1)
                                                              -----------------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OWNED(2)
            ------------------------------------              ----------------   ----------------
Foster City LLC.............................................     5,600,000             46.9%
  244 Wall Street, Suite 2
  Vail, CO 81657
Norman H. Pond(3)...........................................     1,105,524              9.1%
  3560 Basset Street
  Santa Clara, CA 95054
State of Wisconsin Investment Board.........................       906,700              7.6%
  P.O. Box 7842
  Madison, WI 53707
Ajit Rode...................................................            --               --
Charles B. Eddy(4)..........................................       162,131              1.4%
Verle Aebi(5)...............................................        74,615                *
Ed Durbin(6)................................................     5,677,015             47.3%
Robert D. Hempstead(7)......................................       133,799              1.1%
David N. Lambeth(8).........................................        25,000                *
H. Joseph Smead(9)..........................................     5,632,683             47.1%
All directors and executive officers as a group (8
  persons)(10)..............................................     7,210,767             57.6%

---------------
  *  Less than 1%

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after February 28, 2001, including, but not limited to, upon the exercise of an option.

 (2) Percentage of beneficial ownership is based upon 11,934,688 shares of Common Stock, all of which were outstanding on February 28, 2001. For each individual, this percentage includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days of February 28, 2001, including, but not limited to, upon the exercise of an option; however, such Common Stock is not considered outstanding for the purpose of computing the percentage owned by any other individual as required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

 (3) Includes 818,100 shares held by the Norman Hugh Pond and Natalie Pond Trust DTD 12/23/80, 37,500 shares and 60,364 shares held in the form of Intevac's Convertible Subordinated Notes due March 2004, both held by the Pond 1996 Charitable Remainder Unitrust, both of whose trustees are Norman Hugh Pond and Natalie Pond, options exercisable for 163,333 shares of Common Stock outstanding under the Company's 1995 Plan and 8,727 shares held in the form of Intevac's Convertible Subordinated Notes due March 2004.

 (4) Includes 84,141 shares held by the Eddy Family Trust DTD 02/09/00, whose trustees are Charles Brown Eddy III and Melissa White Eddy, options exercisable for 66,566 shares of Common Stock under the 1995 Plan and 2,424 shares held in the form of Intevac's Convertible Subordinated Notes due March 2004.

 (5) Includes options exercisable for 33,899 shares of Common Stock under the 1995 Plan.

 (6) Includes options exercisable for 27,500 shares of Common Stock under the 1995 Plan, 47,515 shares held in the form of Intevac's Convertible Subordinated Notes due March 2004 and 5,600,000 shares held by Foster City LLC ("Foster City"). Mr. Durbin is a director of the Company and a managing general partner of Foster City. Mr. Durbin disclaims beneficial ownership in the shares of the Company held by Foster City except to the extent of his pecuniary interest therein arising from his general partnership interest in Foster City.

 (7) Includes options exercisable for 129,999 shares of Common Stock under the 1995 Plan.

 (8) Includes options exercisable for 25,000 shares of Common Stock under the 1995 Plan.

 (9) Includes options exercisable for 17,500 shares of Common Stock under the 1995 Plan and 5,600,000 shares held by Foster City. Mr. Smead is a director of the Company and a managing general partner of Foster City. Mr. Smead disclaims beneficial ownership in the shares of the Company held by Foster City except to the extent of his pecuniary interest therein arising from his general partnership interest in Foster City.

(10) Includes options exercisable for 463,797 shares of Common Stock under the 1995 Plan and 119,030 shares held in the form of a convertible promissory note.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2000, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned, by (i) the Company's Chairman of the Board and (ii) each of the three other executive officers of the Company whose salary and bonus was in excess of $100,000 for the 2000 fiscal year, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. Such individuals are referred to as the "Named Executive Officers". No executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2000 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                         ANNUAL COMPENSATION           SECURITIES
                                   -------------------------------     UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION     YEARS    SALARY($)(1)    BONUS      OPTIONS(#)     COMPENSATION(2)
   ---------------------------     -----    ------------    ------    ------------    ---------------
Norman H. Pond...................  2000       $292,724          --            --          $2,966
  Chairman of the Board            1999        262,432          --            --           3,579
                                   1998        291,722          --            --           4,431
Ajit Rode(3).....................  2000        111,064      50,000       200,000             907
  Chief Executive Officer and      1999             --          --            --              --
  President of Equipment Division  1998             --          --            --              --
Charles B. Eddy III..............  2000        173,664          --            --           1,094
  Vice President, Finance and      1999        157,498          --         7,000           1,028
  Administration, Chief Financial  1998        166,327          --         7,500(4)        1,146
  Officer Treasurer and Secretary
Verle Aebi.......................  2000        176,243          --            --             975
  President of Photonics Division  1999        156,801          --        10,000           1,022
                                   1998        144,240          --        17,500(4)          948

---------------
(1) Includes salary deferral contributions to the Company's 401(k) Plan.

(2) The indicated amount for each Named Executive Officer is comprised of the contributions made by the Company on behalf of such individual to the Company's 401(k) Plan, which match part of such officer's salary deferral contributions to that plan, plus the cost of any life insurance in excess of $50,000 paid by the Company.

(3) Dr. Rode joined the Company on June 19, 2000 as Chief Executive Officer and President of the Equipment Division. He was paid a bonus upon beginning employment with the Company.

(4) All of Mr. Eddy's and 7,500 of Mr. Aebi's options were granted under an exchange program approved by the Company in the third quarter of 1998. Under the exchange program, each employee that held options granted between August 19, 1996 and July 31, 1998 was given the opportunity to exchange their options for newly granted stock options. The new option is for the same number of shares as originally granted, but the vesting period starts on the day the new option is granted.

STOCK OPTIONS

     The following table contains information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2000. Except for the limited stock appreciation rights described in footnote (2) below, no stock appreciation rights were granted to those individuals during such year.

                                                INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE VALUE
                              ------------------------------------------------------     AT ASSUMED ANNUAL RATES
                              NUMBER OF     PERCENT OF                                       OF STOCK PRICE
                              SECURITIES   TOTAL OPTIONS     EXERCISE                    APPRECIATION FOR OPTION
                              UNDERLYING    GRANTED TO          OR                               TERM(1)
                               OPTIONS     EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------------
            NAME              GRANTED(2)       2000        ($/SHARE)(3)      DATE         5%($)         10%($)
            ----              ----------   -------------   ------------   ----------   -----------   -------------
Norman H. Pond..............        --           --               --             --           --              --
Ajit Rode...................   200,000         62.3%          $3.375       06/21/10     $424,504      $1,075,776
Charles B. Eddy III.........        --           --               --             --           --              --
Verle Aebi..................        --           --               --             --           --              --

---------------
(1) There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the 5% and 10% assumed annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officer.

(2) Option shares generally vest in a series of five (5) successive equal annual installments upon the optionee's completion of each year of service over the five-year period measured from the grant date. In addition, the option shares vest in full upon an acquisition of the Company by merger or asset sale, unless such option is assumed by the acquiring entity. Each option has a maximum term of 10 years measured from the option grant date, subject to earlier termination following the optionee's cessation of service with the Company. Each option also includes a limited stock appreciation right which provides the optionee with a right, exercisable upon the successful completion of a hostile tender offer for fifty percent or more of the Company's outstanding voting securities, to surrender the option to the Company, to the extent the option is at that time exercisable for vested shares, in return for a cash distribution per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in the hostile tender offer over (ii) the option exercise price payable per share.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, plus any Federal and state income tax liability incurred by the optionee in connection with such exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information concerning option exercises and option holdings for the 2000 fiscal year by each of the Named Executive Officers. Except for the limited stock appreciation rights described in footnote
(2) to the Stock Options table above, no stock appreciation rights were outstanding at the end of that year.

                                                                          NUMBER OF
                                                                          SECURITIES            VALUE OF
                                                                          UNDERLYING          UNEXERCISED
                                                                         UNEXERCISED          IN-THE-MONEY
                                                                       OPTIONS/SARS AT      OPTIONS/SARS AT
                                                                      FISCAL YEAR-END(#)   FISCAL YEAR-END(#)
                                      SHARES ACQUIRED      VALUE         EXERCISABLE/         EXERCISABLE/
                NAME                  ON EXERCISE(#)    REALIZED(1)    UNEXERCISABLE(2)     UNEXERCISABLE(3)
                ----                  ---------------   -----------   ------------------   ------------------
Norman H. Pond......................          --              --            163,333/0           $    0/0
Ajit Rode...........................          --              --            0/200,000           $    0/0
Charles B. Eddy III.................       3,000          $8,850        66,566/10,100           $8,436/0
Verle Aebi..........................          --              --        33,899/18,500           $9,295/0

---------------
(1) Equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares.

(2) Certain of such options are immediately exercisable for all option shares, in which case any shares purchased under those options are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service with the Company prior to vesting in such shares. All shares subject to such options are included in the exercisable amount provided above. As of December 31, 2000, the repurchase right had lapsed as to 163,333 of Mr. Pond's option shares and 62,166 of Mr. Eddy's option shares.

(3) Based on the market price of $3.130 per share, which was the closing selling price per share of the Company's Common Stock on the Nasdaq National Market on the last day of the 2000 fiscal year, less the exercise price payable for such shares. Options for which the exercise price is greater than $3.130 are excluded from this calculation.

TEN YEAR OPTION/SAR REPRICINGS

     The following table sets forth information concerning repricings of options and SAR's held by each of the Named Executive Officers during the last ten completed fiscal years.

                                                                                                   LENGTH OF
                                                          MARKET                                   ORIGINAL
                                          NUMBER OF       PRICE         EXERCISE                  OPTION TERM
                                          OPTIONS/     OF STOCK AT      PRICE AT                   REMAINING
                                            SAR'S        TIME OF        TIME OF        NEW        AT DATE OF
                                         REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE    REPRICING OR
            NAME                DATE       AMENDED      AMENDMENT      AMENDMENT      PRICE        AMENDMENT
            ----              --------   -----------   ------------   ------------   --------   ---------------
Norman H. Pond..............        --         --             --             --           --                 --
Ajit Rode...................        --         --             --             --           --                 --
Charles B. Eddy III.........  08/24/98      7,500         $7.938        $10.000       $7.938    9 years 93 days
Verle Aebi..................  08/28/98      7,500         $7.375        $10.000       $7.375    9 years 89 days

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company's executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Committee has exclusive responsibility for administering the Company's 1995 Stock Option/Stock Issuance Plan, under which stock option grants and direct stock issuances may be made to executive officers and other employees. The Committee during 2000 was comprised of two non-employee directors. The following is a summary of policies which the Committee applies in setting the compensation levels for the Company's executive officers.

     GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. Each executive officer's compensation package is generally comprised of base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance, and the financial performance of the Company, and incentive performance awards generally payable stock options.

     FACTORS. The primary factors which the Committee considers in establishing the components of each executive officer's compensation package are summarized below.

     BASE SALARY. In setting the base salary for each executive officer, the Committee takes into account comparative compensation data for a select group of companies. Companies are included within the survey group on the basis of a number of factors, such as their size and organizational structure, the nature of their businesses, the geographic regions in which they operate, the composition of their compensation programs (including the extent to which they rely on other contingent forms of compensation), the extent to which they compete with the Company for executive talent and the availability of information concerning their compensation practices. On the basis of the compiled data, the Committee sets the base salary of each executive officer at a level which is competitive with the salaries of individuals in similar positions at the surveyed companies. The Committee also takes into account the performance of the Company in setting the base salary for each executive officer.

     INCENTIVE COMPENSATION. At the end of each fiscal year the Compensation Committee evaluates each executive officer's base salary, the level of his performance, and the performance of the Company, and determines for each individual executive officer the amount of any cash incentive bonus to be paid to such executive officer. For fiscal year 2000, no year-end cash incentive bonuses were paid.

     LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a five-year period, contingent on the officer's continued employment with the Company. Accordingly, the option provides a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ.

     The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. The compensation payable to Mr. Pond, the Company's Chief Executive Officer until June 18, 2000, and Mr. Rode, the Company's Chief Executive Officer from June 19, 2000, was determined by the Committee. His base salary was set at a level which the Committee felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry.

     COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be to the Company's executive officers for the 2001 fiscal year will exceed that limit. In addition, the Company's 1995 Stock Option/Stock Issuance Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under the 1995 Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation.

     Submitted by the Compensation Committee of the Company's Board of
Directors:

       David N. Lambeth & H. Joseph Smead, Compensation Committee Members

     The foregoing Compensation Committee Report shall not be deemed to be "soliciting material" or to be filed with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was formed on September 14, 1995 and during 2000 was comprised of David N. Lambeth and H. Joseph Smead. Neither of these individuals was at any time during fiscal 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent and objective review of the Company's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors on September 14, 1995. Each of the members of the Audit Committee is independent as defined by Company policy and Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, Company internal audit personnel and the independent accountants regarding the following:

     - the plan for, and the independent auditor's report on, each audit of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders, as well as the adequacy of the Company's internal accounting controls, and accounting, financial and auditing personnel;

     - changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for the year ended December 31, 2000. First, the Audit Committee discussed with Grant Thornton, the Company's independent accountants for fiscal 2000, those matters Grant Thornton communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Grant Thornton's independence with Grant Thornton and received a letter from Grant Thornton regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Grant Thornton's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and Grant Thornton, the Company's audited consolidated balance sheets at December 31, 2000 and 1999, and consolidated statements of operations, cash flows and stockholders' equity for the three years ended December 31, 2000. Based on the discussions with Grant Thornton concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-K include these financial statements.

     Submitted by the Audit Committee of the Company's Board of Directors:

           Edward Durbin & David N. Lambeth, Audit Committee Members

     The foregoing Audit Committee Report shall not be deemed to be "soliciting material" or to be filed with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

     None of the Company's executive officers has an employment agreement with the Company, and each individual's employment may be terminated at any time at the discretion of the Board of Directors. Pursuant to the express provisions of the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), the outstanding options under the 1995 Plan held by the Chief Executive Officer and the Company's other executive officers will immediately accelerate in full, and all unvested shares of Common Stock at the time held by such individuals under the 1995 Plan will immediately vest, if their employment were to be terminated (whether involuntarily or through a forced resignation) within twelve (12) months after any acquisition of the Company by merger or asset sale in which those options and shares did not otherwise vest. In addition, the Compensation Committee of the Board of Directors has the authority as Administrator of the 1995 Plan to provide for the accelerated vesting of the outstanding options under the 1995 Plan held by the Chief Executive Officer and the Company's other executive officers, and the immediate vesting of all unvested shares of Common Stock at the time held by such individuals under the 1995 Plan, if their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender offer for more than fifty percent (50%) of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company with that of the NASDAQ Stock Market Total Return Index, a broad market index published by the Center for Research in Security Prices ("CRSP"), and the NASDAQ Computer Manufacturers Stock Total Return Index compiled by CRSP. The comparison for each of the periods assumes that $100 was invested on November 21, 1995 (the date of the Company's initial public offering) in the Company's Common Stock, the stocks included in the NASDAQ Stock Market Total Return Index and the stocks included in the NASDAQ Computer Manufacturers Stock Total Return Index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

         COMPARISON OF CUMULATIVE TOTAL RETURN SINCE NOVEMBER 21, 1995
           AMONG INTEVAC, NASDAQ STOCK MARKET TOTAL RETURN INDEX AND
                NASDAQ COMPUTER MANUFACTURERS TOTAL RETURN INDEX
[PERFORMANCE GRAPH]

                                                                                                             NASDAQ COMPUTER
                                                                             NASDAQ STOCK MARKET US       MANUFACTURER'S TOTAL
                                                      INTEVAC, INC.            TOTAL RETURN INDEX             RETURN INDEX
                                                      -------------          ----------------------       --------------------
Nov 21                                                    1.000                       1.000                       1.000
                                                          1.100                       1.035                       1.053
Dec 29                                                    1.060                       1.030                       0.991
                                                          1.180                       1.035                       0.995
                                                          1.200                       1.074                       1.094
Mar 29                                                    1.160                       1.078                       1.022
                                                          2.500                       1.167                       1.170
                                                          3.440                       1.221                       1.250
Jun 28                                                    2.360                       1.166                       1.148
                                                          2.000                       1.062                       1.030
                                                          1.860                       1.122                       1.101
Sep 30                                                    2.720                       1.207                       1.265
                                                          2.320                       1.194                       1.270
                                                          2.560                       1.268                       1.382
Dec 31                                                    2.720                       1.267                       1.327
                                                          2.960                       1.357                       1.444
                                                          2.520                       1.282                       1.243
Mar 31                                                    2.240                       1.198                       1.115
                                                          2.080                       1.235                       1.161
                                                          2.440                       1.375                       1.429
Jun 30                                                    1.920                       1.418                       1.440
                                                          2.020                       1.567                       1.754
                                                          2.280                       1.565                       1.747
Sep 30                                                    2.260                       1.657                       1.808
                                                          2.070                       1.571                       1.672
                                                          1.600                       1.579                       1.689
Dec 31                                                    1.560                       1.552                       1.604
                                                          1.455                       1.601                       1.751
                                                          1.380                       1.751                       1.984
Mar 31                                                    1.230                       1.816                       1.974
                                                          1.610                       1.847                       2.116
                                                          1.520                       1.744                       2.067
Jun 30                                                    1.720                       1.866                       2.341
                                                          1.480                       1.844                       2.454
                                                          1.020                       1.479                       2.130
Sep 30                                                    1.140                       1.684                       2.567
                                                          1.300                       1.758                       2.668
                                                          1.220                       1.936                       2.925
Dec 31                                                    1.020                       2.188                       3.488
                                                          1.400                       2.506                       4.303
                                                          1.360                       2.281                       3.624
Mar 31                                                    0.920                       2.454                       3.928
                                                          0.750                       2.533                       4.050
                                                          0.660                       2.463                       3.823
Jun 30                                                    0.880                       2.684                       4.371
                                                          0.760                       2.636                       4.414
                                                          0.800                       2.747                       4.984
Sep 30                                                    0.720                       2.751                       4.965
                                                          0.640                       2.972                       5.313
                                                          0.625                       3.333                       6.264
Dec 31                                                    0.560                       4.066                       7.398
                                                          1.155                       3.915                       7.133
                                                          0.960                       4.659                       8.714
Mar 31                                                    0.740                       4.563                       9.268
                                                          0.440                       3.838                       8.214
                                                          0.490                       3.375                       6.870
Jun 30                                                    0.610                       3.968                       8.042
                                                          0.680                       3.753                       8.097
                                                          0.840                       4.196                       9.229
Sep 29                                                    0.840                       3.651                       8.207
                                                          0.741                       3.350                       7.463
                                                          0.581                       2.582                       5.070
Dec 29                                                    0.501                       2.447                       4.168

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation, the preceding Audit Committee Report and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such reports or graph be incorporated by reference into any future filings.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders which are intended to be presented at the Company's annual meeting of shareholders to be held in 2002 must be received by the Company no later than November 25, 2001 in order to be included in the proxy statement and proxy relating to that meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ CHARLES B. EDDY III

                                          CHARLES B. EDDY III
                                          Vice President, Finance and
                                          Administration,
                                          Chief Financial Officer, Treasurer and
                                          Secretary

March 23, 2001

                                 INTEVAC, INC.
                            AUDIT COMMITTEE CHARTER
                             AS AMENDED MARCH 2001

ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain its approval by the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

     - The committee shall discuss with the management and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under auditing standards generally accepted in the United States of America. The chair of the committee may represent the entire committee for the purposes of this review.

     - The committee shall review with management and the independent auditors the financial statements to be included in the 1) the Company's Annual Report on Form 10-K, 2) the Company's Quarterly Reports on Form 10-Q, or
       3) any other SEC Forms including audited or interim financial statements, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under auditing standards generally accepted in the United States of America.

                                                                    1457-PS-2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  INTEVAC, INC.

        Ajit Rode and Charles B. Eddy III, or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of Intevac, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders on May 15, 2001, and at any adjournments or postponements thereof as follows on the reverse side.



                                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW AND, AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

1. The election of all nominees listed below for the Board of Directors, as described in the Proxy Statement:

        NOMINEES: Norman H. Pond, Edward Durbin, Robert D. Hempstead, David N. Lambeth and H. Joseph Smead

                FOR [ ]        WITHHELD [ ]

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)

2. Proposal to ratify the appointment of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001:

                FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

3. Transaction of any other business which may properly come before the meeting and any adjournment or postponement thereof.


DATE:                        , 2001
     ------------------------


-----------------------------------
(Signature)



-----------------------------------
(Signature if held jointly)


(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.